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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 13, 2004


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                  333-110039                56-2088493
 ----------------------------       -----------             ----------------
 (STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                       28211
------------------------------                      ---------------------------
    (ADDRESS OF PRINCIPAL                                   (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.



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                                       -2-


Item 5.  Other Events.
         -------------

Description of the Mortgage Pool

                  On or about August 30, 2004, the Registrant will cause the issuance and sale of approximately $992,928,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM2 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, HomEq Servicing Corporation as servicer and HSBC Bank USA, as trustee.

Collateral Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheets") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.




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                                       -3-

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a)      Financial Statements.

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits



                       ITEM 601(A) OF
                       REGULATION S-K
      EXHIBIT NO.       EXHIBIT NO.                              DESCRIPTION
      -----------       -----------                              -----------
           1                99.1             Collateral Term Sheets (as defined
                                             in Item 5) that have been provided
                                             by the Underwriter to certain
                                             prospective purchasers of ACE
                                             Securities Corp. Home Equity Loan
                                             Trust, Series 2004-FM2. The
                                             Collateral Term Sheets have been
                                             filed on paper pursuant to a
                                             continuing hardship exemption from
                                             certain electronic requirements.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2004

                                      ACE SECURITIES CORP.


                                      By:     /s/ Douglas K. Johnson
                                              -------------------------------
                                      Name:   Douglas K. Johnson
                                      Title:  President


                                      By:     /s/ Evelyn Echevarria
                                              -------------------------------
                                      Name:   Evelyn Echevarria
                                      Title:  Vice President




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                                       -5-


                                  EXHIBIT INDEX



                    Item 601(a) of        Sequentially
                    Regulation S-K        Numbered
Exhibit Number      Exhibit No.           Description                    Page
--------------      -----------           -----------                    ----
1                   99.1                  Collateral Term Sheets.        6
                                          The
                                          Preliminary
                                          Structural and
                                          Collateral
                                          Term Sheet has
                                          been filed on
                                          paper pursuant
                                          to a
                                          continuing
                                          hardship
                                          exemption from
                                          certain
                                          electronic
                                          requirements.